Employee Benefit Plans	12 Months Ended
Sep. 25, 2021
Retirement Benefits [Abstract]
Employee Benefit Plans
9. Employee Benefit Plans
Symbotic sponsors a defined-contribution benefit plan under the provisions of Section 401(k) of the Internal Revenue Code. This plan covers substantially all of the Company’s employees meeting eligibility criteria and contributions to the plan are determined by the plan provisions or at the discretion of the Board of Managers. Symbotic contributions to the plan were $1.9 million, $1.6 million, and $1.4 million for the years ended September 25, 2021, September 26, 2020, and September 28, 2019, respectively.
Symbotic Canada sponsors a Registered Retirement Savings Plan that qualifies as a defined-contribution benefit plan, which covers a portion of Symbotic Canada’s management. Symbotic Canada contributions to the plan were $0.2 million, $0.3 million, and $0.2 million for the years ended September 25, 2021, September 26, 2020, and September 28, 2019, respectively.